ADVISORS SERIES TRUST
                             EDGAR LOMAX VALUE FUND

                         SUPPLEMENT DATED APRIL 19, 2000
                      TO THE PROSPECTUS DATED MARCH 1, 2000

On March 21, 2000 the Board of Trustees for the Fund approved a change in the Transfer Agent. Effective May 19, 2000, ICA Fund Services Corp. will take over the transfer agency role for the Fund. Fund operations will not be affected in any way, however, the INVESTOR GUIDE and HOW TO REDEEM YOUR SHARES sections of the prospectus are changed in the following ways:

     1.) If you wish to invest by mail, please send your application form and check to ICA Fund Services Corp., 4455 E. Camelback Rd., Suite 261-E, Phoenix, AZ 85018

     2.) Other Fund requests including redemption requests should be addressed as indicated above or you can call the toll free number at 1-888-263-6438. The new fax number is 602-522-8172. The toll call number is 602-522-9955.

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The FINANCIAL HIGHLIGHTS table description language is replaced by the following language:

     The financial highlights table is intended to help you understand the Fund's financial performance during its past fiscal periods. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended October 31, 1999 has been audited by PricewaterhouseCoopers LLP, and by other independent accountants for periods prior to October 31, 1999. PricewaterhouseCoopers LLP's report and the Fund's financial statements are included in the Fund's annual report which is available upon request.

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On the prospectus back cover,  in the FOR MORE  INFORMATION  section,  the SEC's
Public   Reference  Room  in   Washington,   DC,  phone  number  is  changed  to
202-942-8090.